UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 8, 2023

Enstar Group Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P.O. Box HM 2267, Windsor Place 3rd Floor
22 Queen Street, Hamilton HM JX Bermuda                         N/A
(Address of principal executive offices)                          (Zip Code)
Registrant’s telephone number, including area code: (441) 292-3645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary shares, par value $1.00 per share	ESGR	The NASDAQ Stock Market	LLC
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00% Fixed-to-Floating Rate	ESGRP	The NASDAQ Stock Market	LLC
Perpetual Non-Cumulative Preferred Share, Series D, Par Value $1.00 Per Share
Depositary Shares, Each Representing a 1/1,000th Interest	ESGRO	The NASDAQ Stock Market	LLC
in a 7.00% Perpetual Non-Cumulative Preferred Share, Series E, Par Value $1.00 Per Share
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 8, 2023, Girish Ramanathan was designated as the principal accounting officer of Enstar Group Limited (the "Company"), effective on that date. Mr. Ramanathan assumes the role of principal accounting officer from Matthew Kirk, the Company's Chief Financial Officer, who previously served as the Company's principal financial officer and principal accounting officer. Mr. Kirk continues to serve as the Company's principal financial officer.
Mr. Ramanathan, age 52, joined the Company on July 5, 2023 and serves as the Company's Chief Accounting Officer. Prior to joining the Company, Mr. Ramanathan served as Vice President, Head of Accounting Policy at Assurant Inc., a global provider of risk management products and services, from May 2019 to June 2023. From 2014 to 2019, Mr. Ramanathan served as Head of Accounting Policy, Property & Casualty, and International Life Business at American International Group, Inc., a global financial and insurance company. Mr. Ramanathan is a Chartered Accountant from The Institute of Chartered Accountants of India, a Certified Public Accountant in the state of California, and holds a Bachelor of Commerce in Accounting and Finance from the University of Mumbai.
Mr. Ramanathan’s employment agreement with Enstar (US) Inc., a wholly owned subsidiary of the Company, provides for base salary, eligibility to participate in the Company’s Annual Incentive Program beginning with the 2024 calendar year, eligibility to participate annually in the Company’s Equity Incentive Plan, and sign-on equity incentive awards. He is eligible to participate in the Enstar (US) Inc. benefit and 401(k) plans generally available to all employees in the United States and to receive severance payments upon termination without cause.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSTAR GROUP LIMITED

August 9, 2023	By:	/s/ Matthew Kirk
Matthew Kirk
Chief Financial Officer